CMA

CMA TREASURY FUND


Annual Report













March 31, 1997


MERRILL LYNCH
BULL LOGO





This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government. Statements and other information herein are as dated and are subject to change.

CMA Treasury Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper





DEAR SHAREHOLDER:


For the year ended March 31, 1997, CMA Treasury Fund paid shareholders a net annualized dividend of 4.70%.* As of March 31, 1997, the Fund's 7-day yield was 4.65%.

The average portfolio maturity for CMA Treasury Fund at March 31,
1997 was 65 days, compared to 71 days at September 30, 1996.

The Environment
Stock and bond market turbulence increased during the six-month period ended March 31, 1997. Mounting evidence of stronger-than-expected economic growth suggested to investors that the Federal Reserve Board would make a preemptive strike to contain inflationary pressures. These concerns were heightened by statements made by Federal Reserve Board Chairman Alan Greenspan, and culminated in an announced increase in the Federal Funds rate of 0.25% to 5.5% on March 25. As investors became concerned that this might prove to be only the first in a series of monetary policy tightening moves, interest rates rose and stock and bond prices declined. Following the central bank's action, investor sentiment fluctuated from negative to more positive, depending upon whether the latest economic data releases were perceived to suggest an overheating or moderating trend. It appears that clear-cut signs of continued low inflation and moderate economic growth, as well as no further indications of monetary policy tightening, are needed before stability returns to the financial markets.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

On the international front, despite some weakness, the US currency subsequently continued its strong advance relative to the yen and the Deutschemark, raising concerns about the outlook for US trade. In early February, the leading industrialized nations expressed apparent agreement that it was time to seek a lower dollar and less volatility in the foreign exchange markets. It remains to be seen whether these stated intentions will be acted upon, or if the US dollar continues to rise relative to other major currencies.

Early in the period, our approach to the market was generally optimistic. However, as it grew likely that the central bank would tighten credit conditions, we slightly reduced the Fund's exposure to interest rates by selling longer-term securities in favor of shorter-term ones.

In Conclusion
We thank you for your interest in CMA Treasury Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Marie Heumiller)
Marie Heumiller
Vice President and Portfolio Manager



April 29, 1997

CMA TREASURY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997    (IN THOUSANDS)
[CAPTION]
                   Face    Interest   Maturity      Value
Issue             Amount     Rate       Date      (Note 1a)

               US Government Obligations*--100.1%

US Treasury   $   39,142    4.90 %    4/03/97   $   39,126
Bills             71,000    4.905     4/03/97       70,971
                  15,791    4.94      4/03/97       15,784
                  25,000    4.945     4/03/97       24,990
                  47,149    4.97      4/03/97       47,129
                  25,218    5.03      4/03/97       25,208
                  31,034    5.045     4/03/97       31,021
                  25,906    5.09      4/03/97       25,895
                  25,000    5.095     4/03/97       24,990
                   2,403    5.10      4/03/97        2,402
                  53,244    5.125     4/17/97       53,115
                   5,391    5.135     4/17/97        5,378
                     610    5.14      4/17/97          609
                   2,590    5.145     4/17/97        2,584
                 104,822    5.15      4/17/97      104,567
                  25,000    5.155     4/17/97       24,939
                     272    5.16      4/17/97          271
                  10,872    5.18      4/17/97       10,845
                  25,000    5.01      5/01/97       24,892
                  42,582    5.03      5/01/97       42,398
                   1,665    4.995     5/08/97        1,656
                  20,000    5.06      5/08/97       19,895
                  19,233    5.16      5/08/97       19,128
                   1,077    5.22      5/08/97        1,071
                  25,000    5.225     5/08/97       24,862
                  25,000    5.23      5/08/97       24,862
                   3,787    5.235     5/08/97        3,766
                   3,849    4.95      5/15/97        3,825
                   6,261    4.955     5/15/97        6,221
                  34,000    4.975     5/15/97       33,785
                  43,867    4.99      5/15/97       43,590
                  20,000    5.01      5/15/97       19,873
                  38,092    4.95      5/22/97       37,804

                   Face    Interest   Maturity      Value
Issue             Amount     Rate       Date      (Note 1a)

           US Government Obligations* (concluded)

US Treasury    $  35,000    4.97 %    5/22/97   $   34,736
Bills             74,932    4.975     5/22/97       74,366
(concluded)       45,000    4.98      5/22/97       44,660
                   3,161    5.07      5/29/97        3,134
                  14,000    5.105     6/05/97       13,866
                  32,951    4.965     6/19/97       32,569
                   8,579    5.075     6/26/97        8,471
                  10,000    5.65      4/02/98        9,426
                  10,000    5.655     4/02/98        9,426

US Treasury       12,000    8.50      4/15/97       12,018
Notes             20,000    6.50      4/30/97       20,018
                 122,000    6.875     4/30/97      122,150
                 227,000    6.50      5/15/97      227,289
                  40,000    8.50      5/15/97       40,141
                  90,000    5.625     6/30/97       90,000
                  30,000    6.375     6/30/97       30,052
                  80,000    8.50      7/15/97       80,637
                  15,000    5.50      7/31/97       14,991
                  85,000    5.875     7/31/97       85,066
                  55,000    6.50      8/15/97       55,146
                  75,000    5.75      9/30/97       74,965
                   6,000    5.625    10/31/97        5,992
                  20,000    5.75     10/31/97       19,984
                   2,000    5.375    11/30/97        1,992
                  14,000    5.00      1/31/98       13,880
                   3,400    5.125     2/28/98        3,370
                  25,000    7.875     4/15/98       25,430

Total US Government Obligations
(Cost--$1,971,898)                               1,971,227

Total Investments
(Cost--$1,971,898)--100.1%                       1,971,227

Liabilities in Excess of Other Assets--(0.1%)       (2,711)
                                                ----------
Net Assets--100.0%                              $1,968,516
                                                ==========

[FN]
*US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed dates through maturity.

 See Notes to Financial Statements.




CMA TREASURY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1997
Assets:
Investments, at value (identified cost--$1,971,897,715++) (Note 1a)                                       $1,971,227,163
Cash                                                                                                              25,977
Interest receivable                                                                                           17,543,618
Prepaid registration fees and other assets (Note 1d)                                                             132,656
                                                                                                          --------------
Total assets                                                                                               1,988,929,414
                                                                                                          --------------

Liabilities:
Payables:
 Securities purchased                                                                    $   18,856,939
 Investment adviser (Note 2)                                                                    714,820
 Distributor (Note 2)                                                                           620,317
 Dividends to shareholders (Note 1e)                                                                875
 Beneficial interest redeemed                                                                       106       20,193,057
                                                                                         --------------
Accrued expenses and other liabilities                                                                           220,053
                                                                                                          --------------
Total liabilities                                                                                             20,413,110
                                                                                                          --------------
Net Assets                                                                                                $1,968,516,304
                                                                                                          ==============

Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares authorized                      $  196,918,686
Paid-in capital in excess of par                                                                           1,772,268,170
Unrealized depreciation on investments--net                                                                     (670,552)
                                                                                                          --------------
Net Assets--Equivalent to $1.00 per share based on 1,969,186,856 shares of
beneficial interest outstanding                                                                           $1,968,516,304
                                                                                                          ==============

++Cost for Federal income tax purposes was $1,971,946,655. As of March 31, 1997, net unrealized depreciation for Federal income tax purposes amounted to $719,492, of which $12,137 related to appreciated securities and $731,629 related to depreciated securities.

CMA TREASURY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1997
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                  $  103,557,280

Expenses:
Investment advisory fees (Note 2)                                                        $    8,329,150
Distribution fees (Note 2)                                                                    2,438,072
Transfer agent fees (Note 2)                                                                    357,015
Registration fees (Note 1d)                                                                     179,017
Accounting services (Note 2)                                                                    154,234
Custodian fees                                                                                  104,858
Professional fees                                                                                54,038
Interest expense                                                                                 35,862
Trustees' fees and expenses                                                                      32,722
Printing and shareholder reports                                                                 32,375
Other                                                                                            26,277
                                                                                         --------------
Total expenses                                                                                                11,743,620
                                                                                                          --------------
Investment income--net
                                                                                                              91,813,660
Realized Gain on Investments--Net (Note 1c)                                                                      274,352
Change in Unrealized Depreciation on Investments--Net                                                           (444,830)
                                                                                                          --------------
Net Increase in Net Assets Resulting from Operations                                                      $   91,643,182
                                                                                                          ==============


See Notes to Financial Statements.



CMA TREASURY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                            For the Year Ended March 31,
Increase (Decrease) in Net Assets:                                                             1997             1996
Operations:
Investment income--net                                                                  $    91,813,660  $    84,634,023
Realized gain on investments--net                                                               274,352          505,763
Change in unrealized depreciation on investments--net                                          (444,830)        (315,062)
                                                                                        ---------------  ---------------
Net increase in net assets resulting from operations                                         91,643,182       84,824,724
                                                                                        ---------------  ---------------

Dividends and Distributions to Shareholders (Note 1e):
Investment income--net                                                                      (91,813,660)     (84,634,023)
Realized gain on investments--net                                                              (274,352)        (505,763)
                                                                                        ---------------  ---------------
Net decrease in net assets resulting from dividends and distributions
to shareholders                                                                             (92,088,012)     (85,139,786)
                                                                                        ---------------  ---------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                         11,230,658,782    9,805,828,858
Net asset value of shares issued to shareholders in reinvestment of dividends
(Note 1e)                                                                                    91,987,088       85,083,173
                                                                                        ---------------  ---------------
                                                                                         11,322,645,870    9,890,912,031
Cost of shares redeemed                                                                 (11,145,444,645)  (9,527,560,949)
                                                                                        ---------------  ---------------
Net increase in net assets derived from beneficial interest transactions                    177,201,225      363,351,082
                                                                                        ---------------  ---------------
Net Assets:
Total increase in net assets                                                                176,756,395      363,036,020
Beginning of year                                                                         1,791,759,909    1,428,723,889
                                                                                        ---------------  ---------------
End of year                                                                             $ 1,968,516,304  $ 1,791,759,909
                                                                                        ===============  ===============


CMA TREASURY FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                           1997        1996        1995        1994         1993
Per Share Operating Performance:
Net asset value, beginning of year                           $     1.00  $     1.00  $     1.00  $     1.00   $     1.00
                                                             ----------  ----------  ----------  ----------   ----------
Investment income--net                                            .0461       .0498       .0409       .0250        .0278
Realized and unrealized gain (loss) on
investments--net                                                 (.0001)      .0001       .0004       .0002        .0026
                                                             ----------  ----------  ----------  ----------   ----------
Total from investment operations                                  .0460       .0499       .0413       .0252        .0304
                                                             ----------  ----------  ----------  ----------   ----------
Less dividends and distributions:
  Investment income--net                                         (.0461)     (.0498)     (.0409)     (.0250)      (.0278)
  Realized gain on investments--net                              (.0001)     (.0003)     (.0002)     (.0004)      (.0024)
                                                             ----------  ----------  ----------  ----------   ----------
Total dividends and distributions                                (.0462)     (.0501)     (.0411)     (.0254)      (.0302)
                                                             ----------  ----------  ----------  ----------   ----------
Net asset value, end of year                                 $     1.00  $     1.00  $     1.00  $     1.00   $     1.00
                                                             ==========  ==========  ==========  ==========   ==========
Total Investment Return                                           4.70%       5.15%       4.18%       2.57%        3.07%
                                                             ==========  ==========  ==========  ==========   ==========

Ratios to Average Net Assets:
Expenses, net of reimbursement                                     .59%        .60%        .62%        .61%         .60%
                                                             ==========  ==========  ==========  ==========   ==========
Expenses                                                           .59%        .60%        .62%        .61%         .62%
                                                             ==========  ==========  ==========  ==========   ==========
Investment income and realized gain on
investments--net                                                  4.59%       5.01%       4.20%       2.55%        3.01%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental Data:
Net assets, end of year (in thousands)                       $1,968,516  $1,791,760  $1,428,724  $1,220,440   $1,287,061
                                                             ==========  ==========  ==========  ==========   ==========



See Notes to Financial Statements.



CMA TREASURY FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Treasury Fund (the "Fund") is registered under the Investment
Company Act of 1940 as a no-load, diversified, open-end investment management company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $500 million; 0.425% of the average daily net assets in excess of $500 million, but not exceeding $1 billion; and 0.375% of the average daily net assets in excess of $1 billion.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner and Smith Inc. ("MLPF&S") receives a distribution fee under the Distribution Agreement from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

CMA TREASURY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.




<AUDIT-REPORT>
CMA TREASURY FUND
INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders,
CMA Treasury Fund:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Treasury Fund as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Treasury Fund as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



Deloitte & Touche LLP
Princeton, New Jersey
May 2, 1997
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (UNAUDITED)



None of the ordinary income distributions paid daily by CMA Treasury Fund during its fiscal year ended March 31, 1997 qualify for the dividends-received deduction for corporations. Additionally, there were no long-term capital gains distributions paid during the year.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income tax.

Listed below are the percentages of total assets of the Fund invested in Federal obligations as of the end of each quarter of the fiscal year:

                                     Federal
For the Quarter Ended              Obligations*

June 30, 1996                           92.00%
September 30, 1996                      99.25%
December 31, 1996                       95.57%
March 31, 1997                          99.11%

Of the Fund's ordinary income dividends paid during the fiscal year ended March 31, 1997, 98.96% was attributable to Federal obligations. In calculating the foregoing percentages, expenses of the Fund have been allocated on a pro rata basis.

Please retain this information for your records.

[FN]
*For purposes of this calculation, Federal Obligations include US
 Treasury Notes, USTreasury Bills and US Treasury Bonds. Also included are obligations issued by the following agencies: Banks for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, Federal Home Loan Banks, and the Student Loan Marketing Association. Repurchase Agreements are not included in this calculation.



CMA TREASURY FUND


Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Joseph T. Monagle Jr.--Senior Vice President
Donald C. Burke--Vice President
Marie Heumiller--Vice President
Kevin J. McKenna--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, Massachusetts 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO
 [(800) 262-4636].